UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange
NYSE Texas, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Director Appointment

Effective September 18, 2025, the Board of Directors (the “Board”) of Intercontinental Exchange, Inc. (“ICE”) increased the size of the Board from 10 to 11 directors pursuant to the provisions of ICE’s bylaws and appointed The Rt. Hon. the Lord Hill of Oareford CBE (“Lord Hill”) as a director of ICE. Lord Hill also serves on the Board of Directors of ICE Endex Markets B.V. (“ICE Endex”), which is a subsidiary of ICE. Lord Hill is expected to join the Board of Directors of ICE Futures Europe (“IFEU”), a subsidiary of ICE, subject to regulatory approval.

Lord Hill has served as an adviser on geo-politics for a range of businesses in the United States (“U.S.”), United Kingdom (“U.K.”) and the European Union (“EU”) since 2016. He has also served as a Member of the House of Lords Financial Services Regulation Select Committee since 2024. He served as the Lead Non-Executive Director at HM Treasury, the U.K. government’s economic and finance ministry, from 2017 to 2024. Lord Hill was European Commissioner for Financial Stability, Financial Services and the Capital Markets Union from 2014 to 2016. In that role, he had overall responsibility for financial regulation across the EU and represented the EU in international negotiations. Before that, Lord Hill served in the British Cabinet as Leader of the House of Lords and Chancellor of the Duchy of Lancaster from 2013 to 2014. From 2010 to 2013, he served as Parliamentary Under-Secretary of State for Schools in the Conservative-Lib Dem Government. In 1998, he founded a strategic communications consultancy, which he subsequently sold and left to become a government minister in 2010. Prior to 1998, Lord Hill was special adviser to Cabinet Minister Kenneth Clarke and Political Secretary to the Conservative Prime Minister John Major. Lord Hill earned a Master of Arts degree in History from Cambridge University.

Lord Hill was a party to a Consultancy Agreement (the “Agreement”) with IFEU from October 1, 2018 through May 19, 2025. Under the terms of the Agreement, from time to time, Lord Hill provided independent consulting services to IFEU and its affiliated entities, including ICE. The services provided by Mr. Hill were related to ICE’s advocacy efforts in respect of European policy developments in connection with the U.K.’s exit from the EU. The Agreement provided for the payment of a consultancy fee at a monthly rate of £15,000, excluding value added tax (“VAT”). In 2024, Lord Hill received aggregate payments under the Agreement totaling £198,000 excluding VAT. From January 1, 2025 through the date of termination of the Agreement, Lord Hill received aggregate payments of £90,000 excluding VAT. The Agreement also contained standard terms and conditions for consulting agreements, including confidentiality provisions, restrictions on employment with and engagement by competitors and ownership of intellectual property. The Nominating and Corporate Governance Committee and the Board of ICE have determined that due to aggregate payments exceeding $120,000 from IFEU to Lord Hill in 2024 under the Agreement, Lord Hill does not qualify as an independent director at this time. There are no arrangements or understandings between Lord Hill and any other persons pursuant to which he was selected as a director.

Lord Hill will participate in ICE’s non-employee director compensation arrangements, which provide for: (1) an annual cash retainer for Board service of $100,000 and (2) an annual equity grant of $235,000 in the form of ICE restricted stock units (“RSUs”) that vest one year from the date of grant with the number of units calculated at the time of grant by dividing the annual grant value by the closing price of ICE’s common stock on the date of grant. The amounts for service on the ICE Board in 2025 will be prorated from the date of service. Lord Hill currently participates in ICE Endex’s non-employee director compensation arrangements, which provide for an annual cash retainer for service on the Board of Directors of ICE Endex of €30,000. Upon appointment to the board of directors of IFEU, Lord Hill will participate in IFEU’s non-employee director compensation arrangements, which provide for: (1) an annual cash retainer for service on the board of directors of IFEU of £75,000; and (2) an annual equity grant of $25,000 in the form of ICE RSUs that vest one year from the date of grant with the number of units calculated at the time of grant by dividing the annual grant value by the closing price of ICE’s common stock on the date of grant. In connection with Lord Hill’s appointment to the Board of ICE, Lord Hill entered into the Agreement Relating to Noncompetition and Other Covenants with ICE, which all other non-employee directors of ICE are party to, which was previously disclosed in ICE’s Current Report on Form 8-K, filed on May 17, 2016.

If Lord Hill is appointed to serve on any committees of the Board of ICE and/or committees of the board of directors of ICE Endex or IFEU, he will be entitled to additional cash compensation in connection with such committee service. Lord Hill will also be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board meetings.

Item 7.01 Regulation FD Disclosure

On September 18, 2025, ICE issued a press release announcing Lord Hill’s appointment to the Board. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Press Release dated as of September 18, 2025.

104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel

Date:	September 18, 2025